                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934



Date of Report (Date of earliest event reported)______________________________

November 12, 1998
______________________________________________________________________________


   FCC National Bank on behalf of First Chicago Master Trust II
   ----------------------------------------------------------------------------
   (Exact name of registrant as specified in its charters)



United States of America             0-16337                      51-0269396
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(State or other jurisdiction        (Commission                (IRS Employer
   of incorporation)                 File Number)            Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware 19801
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 (Address of principal executive office)                              (Zip Code)


Registrant's telephone number, including area code:   302-656-5020
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Item 5.  Other Events.
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On November 12, 1998, the closing of the sale of First Chicago Master Trust II
$1,000,000,000 Floating Rate Asset Backed Certificates Series 1998-V (the "Series 1998-V Certificates") pursuant to the Underwriting Agreement, dated November 3, 1998, and the Terms Agreement dated November 3, 1998, both between FCC National Bank (the "Bank") and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named therein, occurred. The Certificates were issued pursuant to the Series 1998-V Supplement, dated as of November 1, 1998 (the "Series 1998-V Supplement"), between the Bank, as seller and servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), to the Pooling and Servicing Agreement, dated as of June 1, 1990, (as amended, the "Pooling and Servicing Agreement"), between the Bank and the Trustee.


Item 7.  Financial Statements and Exhibits.
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(c)    Exhibits

       The exhibits listed below and attached hereto are hereby filed in connection with the Registrant's Registration Statement on Form S-3 (File No. 333-49625).



       Exhibit Number    Description of Exhibit
       --------------    ----------------------

           1.2           Underwriting Agreement



           4.28          Series 1998-V Supplement to Pooling and
                         Servicing Agreement relating to the
                         Series 1998-V Certificates.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      FCC NATIONAL BANK
                      -------------------------------------
                      (Registrant)



Date: November 20, 1998      By  /s/ Sharon A. Renchof
                             ----------------------------------
                             Title:   Assistant Secretary

                               INDEX TO EXHIBITS



Exhibit                  Description of                 Sequential Page
Number                     Exhibit                          Number
--------                -----------------              ------------------
1.2                     Underwriting Agreement

4.28                    Series 1998-V Supplement
                        to Pooling and Servicing
                        Agreement relating to the
                        Series 1998-V Certificates